EXHIBIT 10.3

                    DEBENTURES AND AGREEMENT TO ISSUE SHARES

EXHIBIT 10.3




                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to __Du Yan Guang__and/or his nominees (together the "Holder") _3,760,000____shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to ___ Fu You Zhen __and/or his nominees (together the "Holder") 3,290,000___shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to __Gao Fengyi______and/or his nominees (together the "Holder")
__5,640,000__shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to _Han Qing Lin __and/or his nominees (together the "Holder") ___2,490,000__shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to ___ Ibrahim Abdullah __and/or his nominees (together the "Holder") __4,700,000__shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to _ Ma Xiao Jun ___and/or his nominees (together the "Holder") __3,525,000__shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to Noorappa Abdulrahim Kamaludeen_and/or his nominees (together the "Holder") 4,700,000_shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to _ Wang Donghong __and/or his nominees (together the "Holder") _470,000___shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to _ Wang Jing ___and/or his nominees (together the "Holder") _3,760,000___shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to ___ Wang Lan Mei ___and/or his nominees (together the "Holder") ___3,760,000_shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to __ Wang Qiang _____and/or his nominees (together the "Holder") __3,290,000____shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to __ Wang Yu Lan __and/or his nominees (together the "Holder") 3,525,000___shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to __ Wang Zhi __and/or his nominees (together the "Holder") 9,400,000 shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the
Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to __ Yang Jie ____and/or his nominees (together the "Holder") __2,350,000__shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to _ Yang Yan ___and/or his nominees (together the "Holder") _5,640,000___shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to __ Yi Ting Bin _____and/or his nominees (together the "Holder") __235,000__shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004


1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to _ Zhang Zhen Kai __and/or his nominees (together the "Holder") _235,000_shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                    CHINA NETTV HOLDINGS INC. (the "Company")


                              Convertible Debenture


                        Effective as of November 5, 2004

1. Obligations to Issue. Pursuant to a share exchange agreement (the "Share Exchange Agreement") between the Company and Highland Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to issue to _ Zhu Guang Min __and/or his nominees (together the "Holder") _4,230,000_shares in the common stock of the Company (the "Obligations") and, accordingly, promises by way of this Debenture to perform and complete the Obligations, upon completion of amendment of the Company's authorized share capital and pursuant to terms and conditions of this Debenture. The Holder acknowledges and agrees that, in the event the Company resolves to consolidate its authorized share capital, the Holder shall be issued such number of shares upon completion of such consolidation, on the basis of the Obligations and the consolidation ratio.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Obligations (the "Cash Payment"). The Cash Payment shall be calculated on the basis of the per share price of the common stock of the Company as at the date of this Debenture multiplied by the number of shares of the Obligation to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3 The Company will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the Holder:

                (a) to fully perform the terms of this Debenture, including, where the Company resolves to consolidate its authorized share capital, the issuance of such number of consolidated shares upon completion of the consolidation, on the basis the Obligations and the consolidation ratio.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;


4.       Notices

4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President
                           Fax Number: 604-641-1377

                  and if to the Holder, to:

                             Room 1-2, Building 10, Hu Fang Lu, Xuanwu District,
                                        Beijing, China,100035


4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Expiry. This Debenture shall expire upon full completion of the Obliga -tions pursuant to the terms and conditions hereunder.

10. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.





                                       CHINA NETTV HOLDINGS INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                            CHINA NETTV HOLDINGS INC.


                                    Debenture


                        Effective as of November 5, 2004


1. Finder's Fee and Obligations to Issue. In consideration of services provided by Ronald Xiuru Xie (the "Holder") in connection with a share exchange agreement (the "Share Exchange Agreement") between China NetTV Holdings Inc. (the "Company") and Highlandmining Shareholders dated November 5, 2004, the Company hereby acknowledges its obligation to pay a finder's fee to the Holder and, accordingly, promises by way of this Debenture to issue to the Holder or his nominees 9,639,000 shares (the "Finder's Fee Obligation") in the common stock of the Company, upon completion of increase of the Company's authorized share capital.

2.       Cash Payment by the Company in Lieu of Shares

        2.1 The Company shall have the option, at any time within 90 days of the date of this Debenture, to send a notice ("Payment Notice") to the Holder indicating that the Company intends to pay the Holder a cash payment to satisfy all or part of the Finder's Fee Obligation (the "Cash Payment"). The Cash Payment shall be calculated on the basis of US$0.25 per share price of the common stock of the Company, the date of such Payment Notice to be determined by the Company in its discretion.

        2.2 Within five working days from the date of the Payment Notice, the Company shall forward to the Holder the Cash Payment, and share certificates for the number of shares representing unpaid balance of the Finder's Fee Obligation, if any. Thereafter, this Debenture will terminate and the Company's obligations under this Debenture shall be deemed completed.

        2.3       The  Company  will  not,  by  amendment  of  its  articles  or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, where the intent of any such act is to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

3.       General Undertakings and Covenants of the Company

        3.1 As long as the Debenture is outstanding and in addition to any rights which the Holder may have as a shareholder of the Company, the Company undertakes and covenants in favour of the
                  Holder:

                (a)        to fully perform the terms of this Debenture.

                (b) if any filing is required to be made with any appropriate regulatory authority, or any other step is required before this Debenture may be legally issued, to take such action so required at its own expense;

4.       Notices

        4.1 All notices or demands hereunder to the parties hereto shall be sufficiently given if made in writing and faxed or delivered by a nationally recognized courier and addressed to the parties, respectively as follows:

                  if to the Company, to:

                           Attention: President _______________
                           Fax Number: 604-________________

                  and if to the Holder, to:

                           _______________
                           _______________


        4.2 Either the Company or any Holder may change the address to which notices or demands shall be delivered to the Holder or the Company by like notice given at least ten (10) days before the effective date of such change of address.

5. Expenses. Each party shall bear their own expenses as they relate to the negotiation, preparation and execution of this Debenture.

6. Further Assurances. The Company, from time to time forthwith upon a request from the Holder, shall do, make and execute all such further assignments, documents, acts, matters and things as may be required by the Holder with respect to this Debenture or any part hereof or thereof or as may be required to give further affect to these presents.

7. Governing Law. This Debenture shall be governed by the laws of the State of Nevada, USA.

8. Headings. The headings of the sections of this Debenture are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Entire Agreement. This Debenture constitutes the entire agreement and supercedes all other prior agreements and undertakings, both written and oral, among the parties with respect of the subject matter hereof.

IN WITNESS WHEREOF China NetTV Holdings Inc. has caused this Debenture to be signed under its corporate seal by duly authorized officers and to be dated as of the day and year first above written.

                                    CHINA NETTV HOLDINGS INC.


                                    By:      ____________________________
                                    Name:_____________________________

                                    Title:  _____________________________